UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/25/2005

CAPITAL TITLE GROUP INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-21417

AZ	87-0399785
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

14648 North Scottsdale Road, Suite 125, Scottsdale, AZ 85254
(Address of Principal Executive Offices, Including Zip Code)

480-624-4200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On May 25, 2005 the Registrant issued a news release announcing that its Board of Directors declared a quarterly cash dividend of $.02 per common share. The quarterly cash dividend is payable on July 8, 2005 to shareholders of record on June 27, 2005. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CAPITAL TITLE GROUP INC

Date: May 25, 2005.	By:	/s/ Mark C. Walker
Mark C. Walker
VP, CFO, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	5 25 05 Press Release